GUARANTEES	3 Months Ended
Mar. 31, 2012
GUARANTEES
GUARANTEES

NOTE 6. GUARANTEES

At March 31, 2012, the maximum potential amount of future payments under our income and revenue collection guarantees was $146 million. We had a liability of $101 million recorded for these guarantees included in other current liabilities at March 31, 2012.

We have also guaranteed minimum rent revenue to certain landlords who built medical office buildings on or near our hospital campuses. The maximum potential amount of future payments under these guarantees at March 31, 2012 was $6 million. We had a liability of $4 million recorded for these guarantees, of which $1 million was included in other current liabilities and $3 million was included in other long-term liabilities, at March 31, 2012.